                                                               ARTHUR ANDERSEN


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     ------------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-56790 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.

Hartford, Connecticut                                   /s/ Arthur Andersen LLP
April 11, 2001